UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2012

Date of reporting period:	9/30/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL STOCK INDEX FUND

ANNUAL REPORT • SEPTEMBER 30, 2012

Fund Type

Large-Cap Stock

Objective

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and

information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the

Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Stock Index Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Stock Index Fund

* Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Stock Index Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.77%; Class C, 1.39%; Class I, 0.41%; Class Z, 0.47%. Net operating expenses: Class A, 0.55%; Class C, 1.17%; Class I, 0.19%; Class Z, 0.25%, after contractual reduction through 1/31/2014.

Cumulative Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years
Class A	29.60%	3.28%	105.75%
Class C	28.78	–0.32	91.27
Class I	30.02	5.09	113.00
Class Z	29.99	4.81	111.53
S&P 500 Index	30.17	5.38	116.04
Lipper S&P 500 Index Objective Funds Average	29.43	2.61	105.75

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years
Class A	25.39%	–0.02%	7.13%
Class C	27.78	–0.06	6.70
Class I	30.02	1.00	7.85
Class Z	29.99	0.94	7.78
S&P 500 Index	30.17	1.05	8.01
Lipper S&P 500 Index Objective Funds Average	29.43	0.51	7.47

Average Annual Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years
Class A	29.60%	0.65%	7.48%
Class C	28.78	–0.06	6.70
Class I	30.02	1.00	7.85
Class Z	29.99	0.94	7.78

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2002) and the account values at the end of the current fiscal year (September 30, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 3.25% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Under certain circumstances, an exchange may be made from specified share

Prudential Stock Index Fund	3

Your Fund’s Performance (continued)

classes of the Fund to one or more other share classes of the Fund. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class I and Class Z shares are not subject to sales charges or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It is a broad representation of how U.S. stock prices have performed.

Lipper S&P 500 Index Objective Funds Average

The Lipper S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

S&P 500 Index as of 9/30/12

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Source: FactSet.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. The Prudential Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

The performance cited does not represent the performance of the Prudential Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index or average.

* Sector weightings are subject to change.

Prudential Stock Index Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Stock Index Fund Class A shares gained 29.60% for the 12-month reporting period that ended September 30, 2012, which slightly trailed the 30.17% gain of the S&P 500 Index (the Index), and exceeded the 29.43% return of the Lipper S&P 500 Index Objective Funds Average.

•	The Fund closely tracked the performance of the S&P 500 Index over the 12 month period ending September 30, 2012.

•	The Fund holds all 500 stocks included in the benchmark at approximately the same proportions. All sectors in the Index gained, and were led by consumer discretionary stocks.

•	The Fund held S&P 500 stock index futures to maintain exposure to equities and provide portfolio liquidity.

What were market conditions like?

•

Stocks delivered a sharp gain for the fourth quarter of 2011, and improving U.S. economic data and the Long Term Refinancing Operation (LTRO) of the European Central Bank helped equities soar further in the first quarter of 2012. The LTRO reduced stresses on the European banking sectors, cut borrowing costs for European sovereigns, and lowered the odds (at least near term) of a major financial crisis that could plunge the global economy into recession. LTRO operations were key catalysts for the major rally in risky assets in the first quarter of 2012.

•

The equity market pulled back in the second quarter of 2012. Though the U.S. economic expansion continued, data clearly showed the economy was losing momentum as the European sovereign debt crisis and concerns about global growth started to impact the United States.

•

Markets returned to a risk-on mode in the third quarter of 2012, as slower global growth and a lack of inflation pressure paved the way toward more easing actions among global central banks. These actions gave investors the confidence to move further out on the risk spectrum, pushing stocks higher.

•

All 10 sectors of the S&P 500 Index finished the reporting period in positive territory. Four sectors gained more than the S&P 500 Index for the period, including consumer discretionary, telecommunications services, financials, and information technology. The remaining sectors also delivered double-digit returns, including industrials, healthcare, materials, energy, consumer staples, and utilities.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2012, at the beginning of the period, and held through the six-month period ended September 30, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investment funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Stock Index Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Stock Index Fund		Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,031.50	0.54%	$2.74
	Hypothetical	$1,000.00	$1,022.30	0.54%	$2.73

Class C	Actual	$1,000.00	$1,028.40	1.16%	$5.88
	Hypothetical	$1,000.00	$1,019.20	1.16%	$5.86

Class I	Actual	$1,000.00	$1,033.40	0.19%	$0.97
	Hypothetical	$1,000.00	$1,024.05	0.19%	$0.96

Class Z	Actual	$1,000.00	$1,033.10	0.25%	$1.27
	Hypothetical	$1,000.00	$1,023.75	0.25%	$1.26

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2012, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying Funds in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 97.3%
COMMON STOCKS

Aerospace & Defense 2.2%
38,484	Boeing Co. (The)	$2,679,256
19,312	General Dynamics Corp.	1,276,909
42,715	Honeywell International, Inc.	2,552,221
5,200	L-3 Communications Holdings, Inc.	372,892
14,456	Lockheed Martin Corp.	1,349,901
14,148	Northrop Grumman Corp.	939,852
7,800	Precision Castparts Corp.	1,274,052
18,444	Raytheon Co.	1,054,259
7,663	Rockwell Collins, Inc.	411,043
14,334	Textron, Inc.	375,121
46,040	United Technologies Corp.	3,604,472

		15,889,978

Air Freight & Logistics 0.7%
8,600	C.H. Robinson Worldwide, Inc.	503,530
12,000	Expeditors International of Washington, Inc.	436,320
17,016	FedEx Corp.	1,439,894
40,900	United Parcel Service, Inc. (Class B Stock)	2,927,213

		5,306,957

Airlines
43,074	Southwest Airlines Co.	377,759

Auto Components 0.2%
6,300	BorgWarner, Inc.*(a)	435,393
13,771	Goodyear Tire & Rubber Co. (The)*	167,869
36,056	Johnson Controls, Inc.	987,934

		1,591,196

Automobiles 0.4%
208,438	Ford Motor Co.(a)	2,055,199
12,600	Harley-Davidson, Inc.	533,862

		2,589,061

Beverages 2.4%
8,608	Beam, Inc.	495,304
8,130	Brown-Forman Corp. (Class B Stock)	530,482
215,164	Coca-Cola Co. (The)	8,161,171
16,800	Coca-Cola Enterprises, Inc.	525,336

See Notes to Financial Statements.

Prudential Stock Index Fund	9

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Beverages (cont’d.)
7,500	Constellation Brands, Inc. (Class A Stock)*	$242,625
11,800	Dr Pepper Snapple Group, Inc.(a)	525,454
8,394	Molson Coors Brewing Co. (Class B Stock)	378,150
8,400	Monster Beverage Corp.*	454,944
84,851	PepsiCo, Inc.	6,004,905

		17,318,371

Biotechnology 1.6%
10,500	Alexion Pharmaceuticals, Inc.*	1,201,200
42,446	Amgen, Inc.	3,579,047
13,220	Biogen Idec, Inc.*	1,972,820
23,900	Celgene Corp.*	1,825,960
41,500	Gilead Sciences, Inc.*	2,752,695

		11,331,722

Building Products
19,726	Masco Corp.	296,876

Capital Markets 1.8%
12,271	Ameriprise Financial, Inc.	695,643
65,338	Bank of New York Mellon Corp. (The)	1,477,946
6,900	BlackRock, Inc.	1,230,270
57,611	Charles Schwab Corp. (The)(a)	736,845
11,720	E*Trade Financial Corp.*	103,253
5,400	Federated Investors, Inc. (Class B Stock)(a)	111,726
7,714	Franklin Resources, Inc.	964,790
25,700	Goldman Sachs Group, Inc. (The)	2,921,576
22,800	Invesco Ltd.	569,772
6,400	Legg Mason, Inc.	157,952
80,936	Morgan Stanley	1,354,869
13,362	Northern Trust Corp.	620,197
26,962	State Street Corp.	1,131,325
14,000	T. Rowe Price Group, Inc.	886,200

		12,962,364

Chemicals 2.3%
11,632	Air Products & Chemicals, Inc.	961,966
3,800	Airgas, Inc.	312,740
3,500	CF Industries Holdings, Inc.	777,840
65,336	Dow Chemical Co. (The)	1,892,131

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
50,944	E.I. du Pont de Nemours & Co.	$2,560,955
8,386	Eastman Chemical Co.	478,086
15,482	Ecolab, Inc.	1,003,388
7,800	FMC Corp.	431,964
4,575	International Flavors & Fragrances, Inc.	272,578
18,600	LyondellBasell Industries NV (Class A Stock)	960,876
28,884	Monsanto Co.	2,629,022
16,100	Mosaic Co. (The)	927,521
8,574	PPG Industries, Inc.	984,638
16,258	Praxair, Inc.	1,688,881
4,816	Sherwin-Williams Co. (The)	717,151
6,732	Sigma-Aldrich Corp.(a)	484,502

		17,084,239

Commercial Banks 2.8%
37,658	BB&T Corp.	1,248,739
10,561	Comerica, Inc.	327,919
50,673	Fifth Third Bancorp	785,938
13,543	First Horizon National Corp.(a)	130,419
49,329	Huntington Bancshares, Inc.	340,370
52,835	KeyCorp	461,778
6,700	M&T Bank Corp.(a)	637,572
28,802	PNC Financial Services Group, Inc.	1,817,406
74,074	Regions Financial Corp.	534,074
28,283	SunTrust Banks, Inc.	799,560
103,795	U.S. Bancorp	3,560,169
273,216	Wells Fargo & Co.	9,434,149
10,400	Zions Bancorporation(a)	214,812

		20,292,905

Commercial Services & Supplies 0.4%
5,668	Avery Dennison Corp.	180,356
5,400	Cintas Corp.	223,830
9,300	Iron Mountain, Inc.	317,223
11,725	Pitney Bowes, Inc.(a)	162,040
10,240	R.R. Donnelley & Sons Co.(a)	108,544
16,475	Republic Services, Inc.	453,227
4,500	Stericycle, Inc.*(a)	407,340
25,413	Waste Management, Inc.(a)	815,249

		2,667,809

See Notes to Financial Statements.

Prudential Stock Index Fund	11

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Communications Equipment 1.9%
293,044	Cisco Systems, Inc.	$5,594,210
4,300	F5 Networks, Inc.*	450,210
6,600	Harris Corp.	338,052
10,587	JDS Uniphase Corp.*	131,120
27,700	Juniper Networks, Inc.*	473,947
15,916	Motorola Solutions, Inc.	804,554
93,000	QUALCOMM, Inc.	5,811,570

		13,603,663

Computers & Peripherals 5.8%
51,274	Apple, Inc.	34,213,089
83,940	Dell, Inc.	827,649
114,204	EMC Corp.*	3,114,343
106,802	Hewlett-Packard Co.	1,822,042
19,500	NetApp, Inc.*	641,160
13,900	SanDisk Corp.*	603,677
20,000	Seagate Technology PLC (Ireland)	620,000
13,200	Western Digital Corp.	511,236

		42,353,196

Construction & Engineering 0.1%
8,874	Fluor Corp.	499,429
7,400	Jacobs Engineering Group, Inc.*	299,182
10,700	Quanta Services, Inc.*	264,290

		1,062,901

Construction Materials
6,500	Vulcan Materials Co.	307,450

Consumer Finance 0.9%
54,759	American Express Co.	3,113,597
31,766	Capital One Financial Corp.	1,810,980
28,418	Discover Financial Services	1,129,047
27,592	SLM Corp.	433,746

		6,487,370

Containers & Packaging 0.1%
8,264	Ball Corp.	349,650
5,310	Bemis Co., Inc.	167,106
9,800	Owens-Illinois, Inc.*	183,848

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
9,336	Sealed Air Corp.	$144,334

		844,938

Distributors 0.1%
8,299	Genuine Parts Co.(a)	506,488

Diversified Consumer Services 0.1%
6,400	Apollo Group, Inc. (Class A Stock)*(a)	185,920
13,620	H&R Block, Inc.	236,035

		421,955

Diversified Financial Services 3.0%
587,595	Bank of America Corp.	5,188,464
158,715	Citigroup, Inc.	5,193,155
18,200	CME Group, Inc. (Class A Stock)	1,042,860
4,000	IntercontinentalExchange, Inc.*	533,640
207,593	JPMorgan Chase & Co.	8,403,364
11,600	Leucadia National Corp.	263,900
10,176	Moody’s Corp.(a)	449,474
6,400	NASDAQ OMX Group, Inc. (The)	149,088
12,200	NYSE Euronext	300,730

		21,524,675

Diversified Telecommunication Services 2.9%
318,931	AT&T, Inc.	12,023,699
33,508	CenturyLink, Inc.	1,353,723
52,460	Frontier Communications Corp.(a)	257,054
155,533	Verizon Communications, Inc.	7,087,639
29,577	Windstream Corp.	299,023

		21,021,138

Electric Utilities 2.0%
26,191	American Electric Power Co., Inc.	1,150,832
38,339	Duke Energy Corp.	2,484,367
17,162	Edison International	784,132
9,915	Entergy Corp.	687,109
46,212	Exelon Corp.	1,644,223
22,377	FirstEnergy Corp.	986,826
22,972	NextEra Energy, Inc.	1,615,621
17,200	Northeast Utilities	657,556

See Notes to Financial Statements.

Prudential Stock Index Fund	13

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
11,400	Pepco Holdings, Inc.(a)	$215,460
6,000	Pinnacle West Capital Corp.	316,800
32,352	PPL Corp.	939,826
47,915	Southern Co. (The)	2,208,402
26,783	Xcel Energy, Inc.	742,157

		14,433,311

Electrical Equipment 0.5%
8,500	Cooper Industries PLC (Ireland)	638,010
40,350	Emerson Electric Co.	1,947,694
7,963	Rockwell Automation, Inc.	553,827
5,500	Roper Industries, Inc.	604,395

		3,743,926

Electronic Equipment, Instruments & Components 0.4%
9,000	Amphenol Corp. (Class A Stock)	529,920
82,897	Corning, Inc.	1,090,096
8,400	FLIR Systems, Inc.	167,790
10,400	Jabil Circuit, Inc.	194,688
6,850	Molex, Inc.	180,018
23,100	TE Connectivity Ltd. (Switzerland)	785,631

		2,948,143

Energy Equipment & Services 1.8%
22,945	Baker Hughes, Inc.	1,037,802
13,000	Cameron International Corp.*	728,910
4,100	Diamond Offshore Drilling, Inc.(a)	269,821
12,700	Ensco PLC (Class A Stock)	692,912
13,200	FMC Technologies, Inc.*	611,160
50,322	Halliburton Co.	1,695,348
5,800	Helmerich & Payne, Inc.	276,138
16,400	Nabors Industries Ltd.*	230,092
23,100	National Oilwell Varco, Inc.	1,850,541
13,500	Noble Corp.	483,030
6,710	Rowan Cos. PLC (United Kingdom) (Class A Stock)*	226,597
72,641	Schlumberger Ltd.	5,254,124

		13,356,475

Food & Staples Retailing 2.3%
23,708	Costco Wholesale Corp.	2,373,763

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
68,999	CVS Caremark Corp.	$3,340,932
30,634	Kroger Co. (The)	721,124
12,700	Safeway, Inc.(a)	204,343
31,480	Sysco Corp.	984,380
46,278	Walgreen Co.	1,686,370
93,526	Wal-Mart Stores, Inc.	6,902,219
8,700	Whole Foods Market, Inc.	847,380

		17,060,511

Food Products 1.6%
34,059	Archer-Daniels-Midland Co.	925,724
9,647	Campbell Soup Co.(a)	335,909
22,743	ConAgra Foods, Inc.	627,479
8,600	Dean Foods Co.*	140,610
35,344	General Mills, Inc.	1,408,459
17,614	H.J. Heinz Co.	985,503
8,416	Hershey Co. (The)	596,610
7,600	Hormel Foods Corp.(a)	222,224
6,300	J.M. Smucker Co. (The)	543,879
13,470	Kellogg Co.	695,860
95,266	Kraft Foods, Inc. (Class A Stock)	3,939,249
7,000	McCormick & Co., Inc.	434,280
11,265	Mead Johnson Nutrition Co.	825,499
16,200	Tyson Foods, Inc. (Class A Stock)	259,524

		11,940,809

Gas Utilities 0.1%
6,430	AGL Resources, Inc.	263,051
11,400	ONEOK, Inc.	550,734

		813,785

Healthcare Equipment & Supplies 1.7%
30,274	Baxter International, Inc.	1,824,311
10,712	Becton, Dickinson and Co.	841,535
82,872	Boston Scientific Corp.*	475,685
4,712	C.R. Bard, Inc.	493,111
12,386	CareFusion Corp.*	351,639
26,100	Covidien PLC	1,550,862
8,100	DENTSPLY International, Inc.	308,934
6,000	Edwards Lifesciences Corp.*	644,220

See Notes to Financial Statements.

Prudential Stock Index Fund	15

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
2,150	Intuitive Surgical, Inc.*	$1,065,604
55,858	Medtronic, Inc.	2,408,597
17,164	St. Jude Medical, Inc.	723,119
17,900	Stryker Corp.	996,314
6,200	Varian Medical Systems, Inc.*(a)	373,984
9,911	Zimmer Holdings, Inc.	670,182

		12,728,097

Healthcare Providers & Services 1.9%
18,772	Aetna, Inc.	743,371
13,900	AmerisourceBergen Corp.	538,069
18,873	Cardinal Health, Inc.	735,481
15,191	Cigna Corp.	716,559
7,650	Coventry Health Care, Inc.	318,929
4,900	DaVita, Inc.*	507,689
43,870	Express Scripts Holding Co.*	2,749,333
9,210	Humana, Inc.	646,082
5,400	Laboratory Corp. of America Holdings*(a)	499,338
12,976	McKesson Corp.	1,116,325
4,600	Patterson Cos., Inc.	157,504
8,400	Quest Diagnostics, Inc.	532,812
21,772	Tenet Healthcare Corp.*	136,510
56,948	UnitedHealth Group, Inc.	3,155,489
18,200	WellPoint, Inc.	1,055,782

		13,609,273

Healthcare Technology 0.1%
7,900	Cerner Corp.*(a)	611,539

Home Builders 0.1%
15,200	D.R. Horton, Inc.(a)	313,728
8,200	Lennar Corp. (Class A Stock)(a)	285,114
17,211	Pultegroup, Inc.*(a)	266,771

		865,613

Hotels, Restaurants & Leisure 1.8%
24,100	Carnival Corp.	878,204
1,700	Chipotle Mexican Grill, Inc.*	539,818
6,753	Darden Restaurants, Inc.(a)	376,480
16,400	International Game Technology	214,676

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
14,770	Marriott International, Inc. (Class A Stock)(a)	$577,507
54,830	McDonald’s Corp.	5,030,653
41,500	Starbucks Corp.	2,106,125
10,800	Starwood Hotels & Resorts Worldwide, Inc.	625,968
8,351	Wyndham Worldwide Corp.	438,260
4,300	Wynn Resorts Ltd.	496,392
24,964	Yum! Brands, Inc.	1,656,112

		12,940,195

Household Durables 0.2%
4,000	Harman International Industries, Inc.	184,640
7,200	Leggett & Platt, Inc.(a)	180,360
15,727	Newell Rubbermaid, Inc.	300,228
4,485	Whirlpool Corp.	371,851

		1,037,079

Household Products 2.1%
7,132	Clorox Co. (The)	513,861
25,430	Colgate-Palmolive Co.	2,726,605
21,316	Kimberly-Clark Corp.	1,828,486
151,123	Procter & Gamble Co. (The)	10,481,891

		15,550,843

Independent Power Producers & Energy Traders 0.1%
35,400	AES Corp. (The)*	388,338
12,400	NRG Energy, Inc.	265,236

		653,574

Industrial Conglomerates 2.7%
34,798	3M Co.	3,216,031
31,000	Danaher Corp.	1,709,650
576,672	General Electric Co.	13,096,221
25,200	Tyco International Ltd.	1,417,752

		19,439,654

Insurance 3.7%
18,500	ACE Ltd.	1,398,600
25,600	Aflac, Inc.	1,225,728
26,808	Allstate Corp. (The)	1,061,865
64,001	American International Group, Inc.*	2,098,593

See Notes to Financial Statements.

Prudential Stock Index Fund	17

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
17,889	Aon PLC (United Kingdom)	$935,416
5,000	Assurant, Inc.	186,500
99,700	Berkshire Hathaway, Inc. (Class B Stock)*	8,793,540
14,668	Chubb Corp.	1,118,875
8,507	Cincinnati Financial Corp.	322,330
28,100	Genworth Financial, Inc. (Class A Stock)*	146,963
23,353	Hartford Financial Services Group, Inc. (The)	453,982
14,551	Lincoln National Corp.	351,989
16,117	Loews Corp.	664,987
30,140	Marsh & McLennan Cos., Inc.	1,022,650
58,000	MetLife, Inc.	1,998,680
16,400	Principal Financial Group, Inc.	441,816
32,516	Progressive Corp. (The)(a)	674,382
26,000	Prudential Financial, Inc.(b)	1,417,260
5,822	Torchmark Corp.	298,960
21,511	Travelers Cos., Inc. (The)	1,468,341
15,526	Unum Group	298,410
17,500	XL Group PLC	420,525

		26,800,392

Internet & Catalog Retail 1.0%
19,500	Amazon.com, Inc.*	4,959,240
4,800	Expedia, Inc.	277,632
3,100	NetFlix, Inc.*(a)	168,764
2,720	priceline.com, Inc.*	1,682,946
5,200	Tripadvisor, Inc.*(a)	171,236

		7,259,818

Internet Software & Services 2.2%
10,100	Akamai Technologies, Inc.*	386,426
62,300	eBay, Inc.*	3,015,943
14,380	Google, Inc. (Class A Stock)*	10,849,710
8,100	VeriSign, Inc.*	394,389
65,100	Yahoo!, Inc.*	1,039,973

		15,686,441

IT Services 3.7%
35,200	Accenture PLC (Class A Stock)	2,465,056
25,978	Automatic Data Processing, Inc.	1,523,870
16,800	Cognizant Technology Solutions Corp. (Class A Stock)*	1,174,656

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
8,351	Computer Sciences Corp.	$268,986
12,900	Fidelity National Information Services, Inc.	402,738
6,800	Fiserv, Inc.*	503,404
59,334	International Business Machines Corp.	12,308,838
5,800	MasterCard, Inc. (Class A Stock)	2,618,584
17,725	Paychex, Inc.	590,065
16,400	SAIC, Inc.	197,456
9,200	Teradata Corp.*	693,772
9,271	Total System Services, Inc.	219,723
27,980	Visa, Inc. (Class A Stock)	3,757,154
31,252	Western Union Co. (The)	569,411

		27,293,713

Leisure Equipment & Products 0.1%
6,354	Hasbro, Inc.(a)	242,532
19,113	Mattel, Inc.	678,129

		920,661

Life Sciences Tools & Services 0.4%
19,398	Agilent Technologies, Inc.	745,853
9,852	Life Technologies Corp.*	481,566
5,170	PerkinElmer, Inc.	152,360
20,302	Thermo Fisher Scientific, Inc.	1,194,366
4,900	Waters Corp.*	408,317

		2,982,462

Machinery 1.8%
35,056	Caterpillar, Inc.(a)	3,016,218
10,916	Cummins, Inc.	1,006,564
21,480	Deere & Co.	1,771,885
10,162	Dover Corp.	604,538
18,308	Eaton Corp.	865,236
2,800	Flowserve Corp.	357,672
23,636	Illinois Tool Works, Inc.	1,405,633
16,400	Ingersoll-Rand PLC	735,048
5,300	Joy Global, Inc.	297,118
19,364	PACCAR, Inc.	775,044
6,404	Pall Corp.(a)	406,590
8,338	Parker Hannifin Corp.	696,890
3,442	Snap-On, Inc.	247,377

See Notes to Financial Statements.

Prudential Stock Index Fund	19

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
9,288	Stanley Black & Decker, Inc.	$708,210
9,300	Xylem, Inc.	233,895

		13,127,918

Media 3.4%
10,900	Cablevision Systems Corp. (Class A Stock)	172,765
35,176	CBS Corp. (Class B Stock)	1,277,944
146,685	Comcast Corp. (Class A Stock)	5,246,922
35,100	DIRECTV (Class A Stock)*	1,841,346
13,700	Discovery Communications, Inc. (Class A Stock)*	816,931
13,989	Gannett Co., Inc.(a)	248,305
23,688	Interpublic Group of Cos., Inc. (The)	263,411
15,300	McGraw-Hill Cos., Inc. (The)	835,227
112,900	News Corp. (Class A Stock)	2,769,437
14,034	Omnicom Group, Inc.	723,593
5,300	Scripps Networks Interactive, Inc. (Class A Stock)	324,519
16,981	Time Warner Cable, Inc.	1,614,214
52,274	Time Warner, Inc.(a)	2,369,580
25,976	Viacom, Inc. (Class B Stock)	1,392,054
97,513	Walt Disney Co. (The)	5,097,980
300	Washington Post Co. (The) (Class B Stock)(a)	108,909

		25,103,137

Metals & Mining 0.7%
60,644	Alcoa, Inc.	536,700
5,218	Allegheny Technologies, Inc.	166,454
8,300	Cliffs Natural Resources, Inc.(a)	324,779
51,692	Freeport-McMoRan Copper & Gold, Inc.	2,045,969
27,397	Newmont Mining Corp.	1,534,506
16,712	Nucor Corp.	639,401
2,000	Titanium Metals Corp.	25,660
7,909	United States Steel Corp.(a)	150,825

		5,424,294

Multiline Retail 0.8%
4,124	Big Lots, Inc.*	121,988
12,700	Dollar Tree, Inc.*	613,092
6,000	Family Dollar Stores, Inc.	397,800
6,784	J.C. Penney Co., Inc.(a)	164,783
13,000	Kohl’s Corp.	665,860

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Multiline Retail (cont’d.)
22,782	Macy’s, Inc.	$857,059
8,600	Nordstrom, Inc.	474,548
35,982	Target Corp.	2,283,778

		5,578,908

Multi-Utilities 1.2%
12,469	Ameren Corp.	407,362
23,479	CenterPoint Energy, Inc.	500,103
14,500	CMS Energy Corp.	341,475
15,651	Consolidated Edison, Inc.	937,338
31,104	Dominion Resources, Inc.	1,646,646
9,387	DTE Energy Co.	562,657
4,408	Integrys Energy Group, Inc.	230,097
14,700	NiSource, Inc.	374,556
24,052	PG&E Corp.	1,026,299
27,094	Public Service Enterprise Group, Inc.	871,885
6,400	SCANA Corp.(a)	308,928
13,298	Sempra Energy	857,588
11,900	TECO Energy, Inc.	211,106
13,100	Wisconsin Energy Corp.	493,477

		8,769,517

Office Electronics 0.1%
74,100	Xerox Corp.	543,894

Oil, Gas & Consumable Fuels 9.2%
12,552	Alpha Natural Resources, Inc.*	82,467
27,436	Anadarko Petroleum Corp.	1,918,325
21,148	Apache Corp.	1,828,668
12,000	Cabot Oil & Gas Corp.	538,800
33,400	Chesapeake Energy Corp.(a)	630,258
107,592	Chevron Corp.	12,540,924
69,157	ConocoPhillips(a)	3,954,397
12,900	Consol Energy, Inc.(a)	387,645
22,000	Denbury Resources, Inc.*	355,520
20,600	Devon Energy Corp.	1,246,300
14,800	EOG Resources, Inc.	1,658,340
7,900	EQT Corp.	466,100
254,352	Exxon Mobil Corp.	23,260,490
16,134	Hess Corp.	866,718

See Notes to Financial Statements.

Prudential Stock Index Fund	21

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
29,980	Kinder Morgan, Inc.	$1,064,890
38,878	Marathon Oil Corp.	1,149,622
18,389	Marathon Petroleum Corp.	1,003,856
10,800	Murphy Oil Corp.	579,852
7,900	Newfield Exploration Co.*	247,428
9,800	Noble Energy, Inc.	908,558
44,476	Occidental Petroleum Corp.	3,827,605
15,300	Peabody Energy Corp.	341,037
34,428	Phillips 66	1,596,426
6,700	Pioneer Natural Resources Co.	699,480
9,600	QEP Resources, Inc.	303,936
8,900	Range Resources Corp.	621,843
17,800	Southwestern Energy Co.*(a)	619,084
35,884	Spectra Energy Corp.	1,053,554
5,528	Sunoco, Inc.	258,876
7,600	Tesoro Corp.	318,440
29,500	Valero Energy Corp.	934,560
34,492	Williams Cos., Inc. (The)	1,206,185
9,764	WPX Energy, Inc.*	161,985

		66,632,169

Paper & Forest Products 0.2%
23,984	International Paper Co.	871,099
9,435	MeadWestvaco Corp.	288,711

		1,159,810

Personal Products 0.2%
24,244	Avon Products, Inc.	386,692
12,400	Estee Lauder Cos., Inc. (The) (Class A Stock)	763,468

		1,150,160

Pharmaceuticals 6.0%
85,774	Abbott Laboratories	5,880,665
16,764	Allergan, Inc.	1,535,247
92,379	Bristol-Myers Squibb Co.	3,117,791
55,797	Eli Lilly & Co.	2,645,336
14,600	Forest Laboratories, Inc.*	519,906
9,507	Hospira, Inc.*	312,020
149,769	Johnson & Johnson(a)	10,320,582
165,433	Merck & Co., Inc.	7,461,028

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
22,800	Mylan, Inc.*	$556,320
5,100	Perrigo Co.	592,467
409,123	Pfizer, Inc.	10,166,707
6,600	Watson Pharmaceuticals, Inc.*	562,056

		43,670,125

Professional Services 0.1%
2,300	Dun & Bradstreet Corp. (The)	183,126
7,130	Equifax, Inc.	332,115
7,900	Robert Half International, Inc.	210,377

		725,618

Real Estate Investment Trusts 2.0%
21,700	American Tower Corp.	1,549,163
6,880	Apartment Investment & Management Co. (Class A Stock)	178,811
5,211	AvalonBay Communities, Inc.(a)	708,644
8,200	Boston Properties, Inc.(a)	907,002
16,000	Equity Residential	920,480
22,800	HCP, Inc.(a)	1,014,144
12,600	Health Care REIT, Inc.	727,650
39,036	Host Hotels & Resorts, Inc.(a)	626,528
22,700	Kimco Realty Corp.(a)	460,129
8,000	Plum Creek Timber Co., Inc.(a)	350,720
24,837	ProLogis, Inc.	870,040
7,900	Public Storage	1,099,443
16,589	Simon Property Group, Inc.	2,518,376
15,733	Ventas, Inc.	979,379
10,184	Vornado Realty Trust	825,413
29,459	Weyerhaeuser Co.	770,059

		14,505,981

Real Estate Management & Development
16,400	CBRE Group, Inc. (Class A Stock)*	301,924

Road & Rail 0.8%
57,018	CSX Corp.	1,183,123
18,011	Norfolk Southern Corp.	1,146,040
2,821	Ryder System, Inc.	110,188
25,958	Union Pacific Corp.	3,081,215

		5,520,566

See Notes to Financial Statements.

Prudential Stock Index Fund	23

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 1.9%
32,724	Advanced Micro Devices, Inc.*(a)	$110,280
17,700	Altera Corp.	601,534
16,400	Analog Devices, Inc.	642,716
69,288	Applied Materials, Inc.	773,600
26,800	Broadcom Corp. (Class A Stock)	926,744
2,000	First Solar, Inc.*(a)	44,290
274,688	Intel Corp.	6,229,924
9,120	KLA-Tencor Corp.	435,070
9,862	LAM Research Corp.*	313,464
11,600	Linear Technology Corp.	369,460
35,244	LSI Corp.*	243,536
10,600	Microchip Technology, Inc.(a)	347,044
54,516	Micron Technology, Inc.*	326,278
34,700	NVIDIA Corp.*	462,898
10,700	Teradyne, Inc.*(a)	152,154
62,752	Texas Instruments, Inc.	1,728,818
14,500	Xilinx, Inc.	484,445

		14,192,255

Software 3.5%
27,440	Adobe Systems, Inc.*	890,702
12,820	Autodesk, Inc.*	427,803
8,500	BMC Software, Inc.*	352,665
19,558	CA, Inc.	503,912
9,900	Citrix Systems, Inc.*	758,043
17,700	Electronic Arts, Inc.*	224,613
15,900	Intuit, Inc.	936,192
414,012	Microsoft Corp.	12,329,277
211,740	Oracle Corp.	6,667,693
10,400	Red Hat, Inc.*	592,176
7,150	Salesforce.com, Inc.*	1,091,734
40,117	Symantec Corp.*	722,106

		25,496,916

Specialty Retail 2.1%
4,200	Abercrombie & Fitch Co. (Class A Stock)(a)	142,464
1,723	AutoNation, Inc.*(a)	75,243
1,880	AutoZone, Inc.*	694,980
12,700	Bed Bath & Beyond, Inc.*	800,100
15,900	Best Buy Co., Inc.(a)	273,321

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
12,500	CarMax, Inc.*(a)	$353,750
7,400	GameStop Corp. (Class A Stock)	155,400
18,913	Gap, Inc. (The)	676,707
83,784	Home Depot, Inc. (The)	5,058,040
12,622	Limited Brands, Inc.(a)	621,760
63,296	Lowe’s Cos., Inc.	1,914,071
6,300	O’Reilly Automotive, Inc.*	526,806
12,700	Ross Stores, Inc.	820,420
39,325	Staples, Inc.	453,024
7,000	Tiffany & Co.	433,160
41,264	TJX Cos., Inc.	1,848,215
5,900	Urban Outfitters, Inc.*	221,604

		15,069,065

Textiles, Apparel & Luxury Goods 0.6%
16,100	Coach, Inc.	901,922
2,500	Fossil, Inc.*	211,750
19,876	NIKE, Inc. (Class B Stock)	1,886,431
3,600	Ralph Lauren Corp.	544,428
4,634	VF Corp.	738,474

		4,283,005

Thrifts & Mortgage Finance 0.1%
31,000	Hudson City Bancorp, Inc.	246,760
20,200	People’s United Financial, Inc.	245,228

		491,988

Tobacco 1.9%
110,979	Altria Group, Inc.	3,705,589
7,060	Lorillard, Inc.	822,137
92,379	Philip Morris International, Inc.	8,308,567
18,300	Reynolds American, Inc.(a)	793,122

		13,629,415

Trading Companies & Distributors 0.2%
16,000	Fastenal Co.(a)	687,840
3,174	W.W. Grainger, Inc.	661,366

		1,349,206

See Notes to Financial Statements.

Prudential Stock Index Fund	25

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.3%
14,800	Crown Castle International Corp.*	$948,680
15,200	MetroPCS Communications, Inc.*	177,992
170,474	Sprint Nextel Corp.*	941,016

		2,067,688

	TOTAL LONG-TERM INVESTMENTS (cost $306,398,329)	707,312,884

SHORT-TERM INVESTMENTS 8.9%

Affiliated Money Market Mutual Fund 8.5%
61,698,529	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $61,698,529; includes $44,313,063 of cash collateral received for securities on loan) (Note 3)(c)(d)	61,698,529

Principal Amount (000)

U.S. TREASURY SECURITY 0.4%
$ 3,200	U.S. Treasury Bill, 0.100%, 12/20/12 (cost $3,199,289)(e)(f)	3,199,414

	TOTAL SHORT-TERM INVESTMENTS (cost $64,897,818)	64,897,943

	TOTAL INVESTMENTS 106.2% (cost $371,296,147; Note 5)	772,210,827
	Liabilities in excess of other assets(g) (6.2%)	(44,885,095)

	NET ASSETS 100.0%	$727,325,732

The following abbreviations are used in the portfolio descriptions:

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $43,096,582; cash collateral of $44,313,063 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Affiliated security.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Rate quoted represents yield-to-maturity as of purchase date.

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(g)	Includes net unrealized depreciation on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at September 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2012	Unrealized Depreciation
	Long Positions:
41	S&P 500 E-mini Futures	Dec. 2012	$2,978,865	$2,940,110	$(38,755)
51	S&P 500 Index Futures	Dec. 2012	18,521,479	18,286,050	(235,429)

					$(274,184)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$707,312,884	$—	$—
Affiliated Money Market Mutual Fund	61,698,529	—	—
U.S. Treasury Security	—	3,199,414	—
Other Financial Instruments*
Futures	(274,184)	—	—

Total	$768,737,229	$3,199,414	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Prudential Stock Index Fund	27

Portfolio of Investments

as of September 30, 2012 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2012 were as follows:

Oil, Gas & Consumable Fuels	9.2%
Affiliated Money Market Mutual Fund (including 6.1% of collateral received for securities on loan)	8.5
Pharmaceuticals	6.0
Computers & Peripherals	5.8
Insurance	3.7
IT Services	3.7
Software	3.5
Media	3.4
Diversified Financial Services	3.0
Diversified Telecommunication Services	2.9
Commercial Banks	2.8
Industrial Conglomerates	2.7
Beverages	2.4
Chemicals	2.3
Food & Staples Retailing	2.3
Aerospace & Defense	2.2
Internet Software & Services	2.2
Household Products	2.1
Specialty Retail	2.1
Electric Utilities	2.0
Real Estate Investment Trusts	2.0
Communications Equipment	1.9
Healthcare Providers & Services	1.9
Semiconductors & Semiconductor Equipment	1.9
Tobacco	1.9
Capital Markets	1.8
Energy Equipment & Services	1.8
Hotels, Restaurants & Leisure	1.8
Machinery	1.8
Healthcare Equipment & Supplies	1.7
Biotechnology	1.6
Food Products	1.6
Multi-Utilities	1.2
Internet & Catalog Retail	1.0
Consumer Finance	0.9%
Multiline Retail	0.8
Road & Rail	0.8
Air Freight & Logistics	0.7
Metals & Mining	0.7
Textiles, Apparel & Luxury Goods	0.6
Electrical Equipment	0.5
Automobiles	0.4
Commercial Services & Supplies	0.4
Electronic Equipment, Instruments & Components	0.4
Life Sciences Tools & Services	0.4
U.S. Treasury Security	0.4
Wireless Telecommunication Services	0.3
Auto Components	0.2
Household Durables	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Construction & Engineering	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Healthcare Technology	0.1
Home Builders	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1

106.2
Liabilities in excess of other assets	(6.2)

100.0%

See Notes to Financial Statements.

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The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due to broker—variation margin	$274,184	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Warrants	Total
Equity contracts	$6,354,422	$42,240	$6,396,662

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures
Equity contracts			$451,647

For the year ended September 30, 2012, the Fund’s average value at trade date for futures long position was $28,786,836.

See Notes to Financial Statements.

Prudential Stock Index Fund	29

Statement of Assets and Liabilities

as of September 30, 2012

Assets
Investments at value, including securities on loan of $43,096,582:
Unaffiliated Investments (cost $308,792,530)	$709,095,038
Affiliated Investments (cost $62,503,617)	63,115,789
Receivable for investments sold	1,013,450
Dividends and interest receivable	900,506
Receivable for Fund shares sold	520,412
Prepaid expenses	12,272

Total assets	774,657,467

Liabilities
Payable to broker for collateral for securities on loan	44,313,063
Payable for Fund shares reacquired	2,179,980
Payable for investments purchased	437,921
Accrued expenses	174,614
Due to broker—variation margin	102,120
Distribution fee payable	55,382
Management fee payable	47,987
Affiliated transfer agent fee payable	20,668

Total liabilities	47,331,735

Net Assets	$727,325,732

Net assets were comprised of:
Shares of beneficial interest, at par	$22,615
Paid-in capital in excess of par	346,779,900

346,802,515
Undistributed net investment income	9,376,385
Accumulated net realized loss on investment and financial futures transactions	(29,493,664)
Net unrealized appreciation on investments and financial futures contracts	400,640,496

Net assets, September 30, 2012	$727,325,732

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($144,851,206 ÷ 4,513,934 shares of beneficial interest issued and outstanding) Maximum sales charge (3.25% of offering price)	$32.09 1.08

Maximum offering price to public	$33.17

Class C
Net asset value, offering price and redemption price per share ($23,923,950 ÷ 750,693 shares of beneficial interest issued and outstanding)	$31.87

Class I
Net asset value, offering price and redemption price per share ($176,040,440 ÷ 5,467,823 shares of beneficial interest issued and outstanding)	$32.20

Class Z
Net asset value, offering price and redemption price per share ($382,510,136 ÷ 11,883,041 shares of beneficial interest issued and outstanding)	$32.19

See Notes to Financial Statements.

Prudential Stock Index Fund	31

Statement of Operations

Year Ended September 30, 2012

Net Investment Income
Income
Unaffiliated dividend income	$16,022,809
Affiliated income from securities loaned, net	116,682
Affiliated dividend income	48,634
Unaffiliated interest	1,728

Total income	16,189,853

Expenses
Management fee	2,241,029
Distribution fee—Class A	406,475
Distribution fee—Class B	2,171
Distribution fee—Class C	231,038
Transfer agent’s fees—Class A (including affiliated expense of $118,000)	169,000
Transfer agent’s fees—Class B (including affiliated expense of $600)	3,000
Transfer agent’s fees—Class C (including affiliated expense of $4,200)	10,000
Transfer agent’s fees—Class I (including affiliated expense of $107,000)	150,000
Transfer agent’s fees—Class Z (including affiliated expense of $217,400)	486,000
Custodian’s fees and expenses	103,000
Registration fees	56,000
Reports to shareholders	48,000
Trustees’ fees	29,000
Legal fees and expenses	29,000
Audit fee	23,000
Insurance	19,000
Miscellaneous	15,739

Total expenses	4,021,452
Less: Management fee waiver (Note 2)	(1,643,421)

Net expenses	2,378,031

Net investment income	13,811,822

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions (including affiliated $238,157) (Note 8)	95,170,142
Financial futures transactions	6,354,422

101,524,564

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $24,561)	86,168,019
Financial futures contracts	451,647

86,619,666

Net gain on investments	188,144,230

Net Increase In Net Assets Resulting From Operations	$201,956,052

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$13,811,822	$15,422,473
Net realized gain on investment transactions	101,524,564	8,698,410
Net change in unrealized appreciation (depreciation) on investments	86,619,666	(12,639,436)

Net increase in net assets resulting from operations	201,956,052	11,481,447

Dividends from net investment income (Note 1)
Class A	(2,036,671)	(1,709,401)
Class B	(333)	(32,025)
Class C	(214,412)	(204,275)
Class I	(7,060,193)	(6,422,273)
Class Z	(6,763,830)	(6,227,464)

	(16,075,439)	(14,595,438)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	149,111,294	184,413,694
Net asset value of shares issued in reinvestment of dividends	15,849,645	14,185,828
Cost of shares reacquired	(431,204,483)	(205,569,546)

Net decrease in net assets from Fund share transactions	(266,243,544)	(6,970,024)

Total decrease	(80,362,931)	(10,084,015)

Net Assets:
Beginning of year	807,688,663	817,772,678

End of year(a)	$727,325,732	$807,688,663

(a) Includes undistributed net investment income of:	$9,376,385	$11,706,887

See Notes to Financial Statements.

Prudential Stock Index Fund	33

Notes to Financial Statements

The Prudential Investment Portfolios 8 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Prudential Stock Index Fund (the “Fund”). The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair values of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the

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close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost

Prudential Stock Index Fund	35

Notes to Financial Statements

continued

method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or

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loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Risk: Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants: The Fund held warrants acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded

Prudential Stock Index Fund	37

Notes to Financial Statements

continued

accordingly. These estimates are adjusted periodically when the actual sources of distributions are disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

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Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .30% of the average daily net assets of the Fund up to $1 billion and .25% in excess of $1 billion. Effective June 1, 2007 to January 31, 2014, the Fund’s manager has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08% of the average daily net assets of Fund. The effective management fee rate was .08% of the average daily net assets for the year ended September 30, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, B and C plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class I and Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received $38,400 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2012. From these fees, PIMS paid sales charges to dealers who in turn paid commissions to salespersons, and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2012, it received $14, $182 and $284 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Stock Index Fund	39

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund’s Class I and Class Z shares are subject to a transfer agent fee of .07% and .13% of the average daily net assets of the Class I and Class Z shares, respectively. Classes A, B, and C each compensate PMFS for its services as they are incurred.

Prudential Investment Management Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2012, PIM has been compensated approximately $34,900 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2012, were $26,848,524 and $83,410,602, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par. For the year ended September 30, 2012, the adjustments were to decrease undistributed net investment income by $66,885, decrease accumulated net realized loss on

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investment and financial futures transactions by $63,821,218 and increase paid-in capital in excess of par by $63,888,103 primarily due to tax treatment for in-kind redemptions and other book to tax differences. Net investment income, net realized gain on investment and financial futures transactions and net assets were not affected by this change.

For the years ended September 30, 2012 and September 30, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $16,075,439 and $14,595,438 of ordinary income, respectively.

As of September 30, 2012, the accumulated undistributed earnings on a tax basis was $9,352,501. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$381,865,422	$405,652,919	$(15,307,514)	$390,345,405

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, Lehman Brothers securities adjustments and other tax adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended September 30, 2012 (“post-enactment losses”) for an unlimited period. Post- enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before September 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $30,970,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended September 30, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of September 30, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2014	$19,175,000

Prudential Stock Index Fund	41

Notes to Financial Statements

continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge (“CDSC”), although they are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% during the first year. As of July 9, 2012, the last conversion of Class B shares to Class A shares was completed. There are no Class B shares outstanding and Class B shares are no longer being offered for sale. Class I and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value, currently of one series, divided into four classes, designated Class A, Class C, Class I and Class Z.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2012:
Shares sold	833,382	$24,514,416
Shares issued in reinvestment of dividends	68,244	1,852,827
Shares reacquired	(1,110,199)	(32,180,452)

Net increase (decrease) in shares outstanding before conversion	(208,573)	(5,813,209)
Shares issued upon conversion from Class B	6,092	176,955
Shares reacquired upon conversion into Class Z	(199)	(5,788)

Net increase (decrease) in shares outstanding	(202,680)	$(5,642,042)

Year ended September 30, 2011:
Shares sold	866,753	$24,283,951
Shares issued in reinvestment of dividends	58,938	1,526,488
Shares reacquired	(901,238)	(25,255,913)

Net increase (decrease) in shares outstanding before conversion	24,453	554,526
Shares issued upon conversion from Class B	190,822	5,324,080
Shares reacquired upon conversion into Class Z	(12,900)	(371,193)

Net increase (decrease) in shares outstanding	202,375	$5,507,413

Class B
Period ended July 9, 2012*:
Shares sold	3,613	$99,880
Shares issued in reinvestment of dividends	12	329
Shares reacquired	(10,484)	(308,702)

Net increase (decrease) in shares outstanding before conversion	(6,859)	(208,493)
Shares reacquired upon conversion into Class A	(6,091)	(176,955)

Net increase (decrease) in shares outstanding	(12,950)	$(385,448)

Year ended September 30, 2011:
Shares sold	5,691	$159,889
Shares issued in reinvestment of dividends	1,186	30,736
Shares reacquired	(18,179)	(503,570)

Net increase (decrease) in shares outstanding before conversion	(11,302)	(312,945)
Shares reacquired upon conversion into Class A	(191,606)	(5,324,080)

Net increase (decrease) in shares outstanding	(202,908)	$(5,637,025)

Prudential Stock Index Fund	43

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2012:
Shares sold	43,494	$1,296,963
Shares issued in reinvestment of dividends	7,509	203,487
Shares reacquired	(114,690)	(3,409,958)

Net increase (decrease) in shares outstanding	(63,687)	$(1,909,508)

Year ended September 30, 2011:
Shares sold	54,670	$1,524,002
Shares issued in reinvestment of dividends	7,495	193,762
Shares reacquired	(145,807)	(4,035,809)

Net increase (decrease) in shares outstanding	(83,642)	$(2,318,045)

Class I
Year ended September 30, 2012:
Shares sold	1,543,730	$45,063,595
Shares issued in reinvestment of dividends	259,501	7,048,047
Shares reacquired	(9,465,486)	(267,558,778)

Net increase (decrease) in shares outstanding	(7,662,255)	$(215,447,136)

Year ended September 30, 2011:
Shares sold	2,759,652	$75,374,077
Shares issued in reinvestment of dividends	240,318	6,226,630
Shares reacquired	(2,566,290)	(71,941,082)

Net increase (decrease) in shares outstanding	433,680	$9,659,625

Class Z
Year ended September 30, 2012:
Shares sold	2,647,575	$78,136,440
Shares issued in reinvestment of dividends	248,342	6,744,955
Shares reacquired	(4,351,375)	(127,746,593)

Net increase (decrease) in shares outstanding before conversion	(1,455,458)	(42,865,198)
Shares issued upon conversion from Class A	198	5,788

Net increase (decrease) in shares outstanding	(1,455,260)	$(42,859,410)

Year ended September 30, 2011:
Shares sold	2,952,348	$83,071,775
Shares issued in reinvestment of dividends	239,607	6,208,212
Shares reacquired	(3,734,041)	(103,833,172)

Net increase (decrease) in shares outstanding before conversion	(542,086)	(14,553,185)
Shares issued upon conversion from Class A	12,874	371,193

Net increase (decrease) in shares outstanding	(529,212)	$(14,181,992)

*	As of July 9, 2012, the last conversion of Class B shares to Class A shares was completed. There are no Class B shares outstanding and Class B shares are no longer being offered for sale.

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Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended September 30, 2012.

Note 8. In-Kind Redemption

During the year ended September 30, 2012, the Fund settled the redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash. The value of such securities was $201,876,401. The Fund realized a gain of $69,618,721 related to the in-kind redemption transactions, which amount is included in the Statement of Operations under “Realized gain on investment transactions”. Such gain is excluded from the calculation of the Fund’s taxable gain for Federal Income Tax purposes.

Note 9. Notice of Dividends to Shareholders

The Fund declared ordinary income dividends on November 16, 2012 to shareholders of record on November 19, 2012. The ex-dividend date was November 20, 2012. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.5245
Class C	$0.3378
Class I	$0.6314
Class Z	$0.6131

Prudential Stock Index Fund	45

Notes to Financial Statements

continued

Note 10. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.16	$25.34	$23.48	$26.17	$34.18
Income (loss) from investment operations:
Net investment income	.47	.40	.37	.42	.53
Net realized and unrealized gain (loss) on investment transactions	6.90	(.20)	1.88	(2.51)	(8.04)
Total from investment operations	7.37	.20	2.25	(2.09)	(7.51)
Less Dividends:
Dividends from net investment income	(.44)	(.38)	(.39)	(.60)	(.50)
Net asset value, end of year	$32.09	$25.16	$25.34	$23.48	$26.17
Total Return(b):	29.60%	.74%	9.63%	(7.22)%	(22.23)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$144,851	$118,691	$114,403	$91,654	$90,714
Average net assets (000)	$135,485	$131,565	$104,488	$74,427	$103,974
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	.55%	.55%	.56%	.61%	.49% (e)
Expenses, excluding distribution and service (12b-1) fees	.25%	.25%	.26%	.31%	.21%
Net investment income	1.61%	1.43%	1.50%	2.10%	1.70%
Portfolio turnover rate	4%	5%	5%	6%	4%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .77%, .77%, .78%, .83% and .70% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .47%, .47%, .48%, .53% and .42% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income ratios would have been 1.39%, 1.21%, 1.28%, 1.88% and 1.49% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through January 31, 2008.

See Notes to Financial Statements.

Prudential Stock Index Fund	47

Financial Highlights

continued

Class B Shares
	Period Ended July 9,		Year Ended September 30,
	2012(a)(h)		2011(a)	2010(a)	2009(a)	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$25.09		$25.18	$23.37	$25.92	$33.86
Income (loss) from investment operations:
Net investment income (loss)	(.03)		.07	.15	.27	.23
Net realized and unrealized gain (loss) on investment transactions	5.02		(.01)	1.88	(2.43)	(7.92)
Total from investment operations	4.99		.06	2.03	(2.16)	(7.69)
Less Dividends:
Dividends from net investment income	(.03)		(.15)	(.22)	(.39)	(.25)
Net asset value, end of period	$30.05		$25.09	$25.18	$23.37	$25.92
Total Return(b):	19.89%		.23%	8.73%	(7.86)%	(22.85)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$213		$325	$5,435	$12,538	$29,580
Average net assets (000)	$281		$3,029	$9,615	$15,863	$47,301
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	2.32%	(e)	1.73%	1.46%	1.45%	1.31%
Expenses, excluding distribution and service (12b-1) fees	1.32%	(e)	.73%	.46%	.45%	.31%
Net investment income (loss)	(.12)%	(e)	.27%	.60%	1.37%	.94%
Portfolio turnover rate	4%	(f)(g)	5%	5%	6%	4%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies. Total returns for periods of less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.54% for the period ended July 9, 2012, 1.95%, 1.68%, 1.67% and 1.52% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been 1.54% for the period ended July 9, 2012, .95%, .68%, .67% and .52% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively. The net investment income/(loss) ratios would have been (.34)% for the period ended July 9, 2012, .05%, .38%, 1.15% and .73% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

(e) Annualized.

(f) Calculated as of September 30, 2012.

(g) Not Annualized.

(h) As of July 9, 2012, the last conversion of Class B shares to Class A shares was completed. There are no Class B shares outstanding and Class B shares are no longer being offered for sale.

See Notes to Financial Statements.

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Class C Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$24.99	$25.18	$23.33	$25.90	$33.86
Income (loss) from investment operations:
Net investment income	.29	.23	.21	.26	.25
Net realized and unrealized gain (loss) on investment transactions	6.86	(.19)	1.87	(2.45)	(7.96)
Total from investment operations	7.15	.04	2.08	(2.19)	(7.71)
Less Dividends:
Dividends from net investment income	(.27)	(.23)	(.23)	(.38)	(.25)
Net asset value, end of year	$31.87	$24.99	$25.18	$23.33	$25.90
Total Return(b):	28.78%	.14%	8.96%	(7.98)%	(22.91)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,924	$20,351	$22,615	$23,032	$28,701
Average net assets (000)	$23,103	$23,884	$23,196	$20,821	$37,334
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	1.17%	1.17%	1.19%	1.41%	1.36%
Expenses, excluding distribution and service (12b-1) fees	.17%	.17%	.19%	.41%	.36%
Net investment income	.99%	.81%	.86%	1.33%	.85%
Portfolio turnover rate	4%	5%	5%	6%	4%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.39%,1.39%, 1.41%, 1.63% and 1.57% for the years ended September 30, 2012 and 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .39%, .39%, .41%, .63% and .57% the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income ratios would have been .77%, .59%, .64%, 1.11% and.64% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Prudential Stock Index Fund	49

Financial Highlights

continued

Class I Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.25	$25.43	$23.55	$26.26	$34.31
Income (loss) from investment operations:
Net investment income	.55	.50	.46	.51	.71
Net realized and unrealized gain (loss) on investment transactions	6.94	(.21)	1.89	(2.54)	(8.16)
Total from investment operations	7.49	.29	2.35	(2.03)	(7.45)
Less Dividends:
Dividends from net investment income	(.54)	(.47)	(.47)	(.68)	(.60)
Net asset value, end of year	$32.20	$25.25	$25.43	$23.55	$26.26
Total Return(b):	30.06%	1.08%	10.08%	(6.85)%	(22.02)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$176,040	$331,595	$322,850	$325,476	$399,244
Average net assets (000)	$214,339	$376,719	$321,048	$288,944	$567,523
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	.19%	.19%	.20%	.21%	.19%
Expenses, excluding distribution and service (12b-1) fees	.19%	.19%	.20%	.21%	.19%
Net investment income	2.00%	1.79%	1.85%	2.53%	2.03%
Portfolio turnover rate	4%	5%	5%	6%	4%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .41%, .41%, .42%, .43% and .40% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .41%, .41%, .42%, .43% and .40% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income ratios would have been 1.78%, 1.57%, 1.63%, 2.31% and 1.82% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.25	$25.42	$23.54	$26.25	$34.29
Income (loss) from investment operations:
Net investment income	.56	.48	.44	.50	.63
Net realized and unrealized gain (loss) on investment transactions	6.90	(.20)	1.90	(2.54)	(8.09)
Total from investment operations	7.46	.28	2.34	(2.04)	(7.46)
Less Dividends:
Dividends from net investment income	(.52)	(.45)	(.46)	(.67)	(.58)
Net asset value, end of year	$32.19	$25.25	$25.42	$23.54	$26.25
Total Return(b):	29.94%	1.06%	10.03%	(6.93)%	(22.05)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$382,510	$336,727	$352,470	$393,887	$480,992
Average net assets (000)	$373,819	$381,784	$383,488	$351,797	$599,595
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	.25%	.25%	.26%	.26%	.24%
Expenses, excluding distribution and service (12b-1) fees	.25%	.25%	.26%	.26%	.24%
Net investment income	1.91%	1.73%	1.79%	2.48%	1.96%
Portfolio turnover rate	4%	5%	5%	6%	4%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .47%, .47%, .48%, .48% and .45% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .47%, .47%, .48%, .48% and .45% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income ratios would have been 1.69%, 1.51%, 1.57%, 2.26% and 1.75% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Prudential Stock Index Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 8:

We have audited the accompanying statement of assets and liabilities of Prudential Stock Index Fund of Prudential Investment Portfolios 8 (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 20, 2012

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Tax Information

(Unaudited)

For the year ended September 30, 2012, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD
Prudential Stock Index Fund	100%	100%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2012.

Prudential Stock Index Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Stock Index Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1996; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Stock Index Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Stock Index Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Stock Index Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

[1]	Prudential Stock Index Fund is the sole outstanding series of Prudential Investment Portfolios 8.

Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2011 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees

Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper S&P 500 Index Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund’s performance before expenses outperformed its benchmark index over all periods.
•	The Board concurred with PI’s recommendation to retain the existing management fee waiver of 0.08% though January 31, 2013.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Stock Index Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Stock Index Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios 8 name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL STOCK INDEX FUND

SHARE CLASS	A	C	I	Z
NASDAQ	PSIAX	PSICX	PDSIX	PSIFX
CUSIP	74441F108	74441F306	74441F405	74441F504

MF174E    0234490-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2012 and September 30, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,500 and $22,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purch ases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)    It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)    There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:             Prudential Investment Portfolios 8

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 19, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	November 19, 2012